Exhibit 99.2

 Financial Results2Q 2024

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect of the current interest rate environment and inflation levels or changes in interest rates on the level, composition and performance of the Corporation’s assets and liabilities, and corresponding effects on the Corporation’s net interest income, net interest margin, loan originations, deposit attrition, overall results of operations, and liquidity position; the effects of changes in the interest rate environment, including any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; volatility in the financial services industry, including failures or rumored failures of other depository institutions, and actions taken by government agencies to stabilize the financial system, which could result in, among other things, bank deposit runoffs, liquidity constraints, and increased regulatory requirements and costs; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources, which may require us to sell investment securities at a loss; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors and other market risks as well as the implementation of existent or planned strategic growth opportunities, including risks, uncertainties, and other factors or events related to any business acquisitions, dispositions, strategic partnerships, strategic operational investments including system conversions, and any anticipated efficiencies or other expected results related thereto; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on June 5, 2024 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal and monetary policies and regulations of the U.S. federal government, the Puerto Rico government and other governments. The Corporation does not undertake, and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 16-18 for a reconciliation of GAAP to non-GAAP measures and calculations.  2

 3  Agenda  2Q 2024 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  2Q 2024 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers

 Second Quarter 2024  Financial Performance Highlights  Balance Sheet  Total loans grew by 2.4% linked-quarter annualized (“LQA”) to $12.4 billion driven by growth across all loan portfolios  Total loan originations, other than credit card utilization activity, of $1.1 billion  Total deposits, other than brokered deposits, increased by $84.3 million to $15.9 billion; brokered deposits decreased by $100.9 million  Core deposits, other than brokered and fully collateralized government deposits, increased by $131.7 million (+4.2% LQA) to $12.7 billion   Non-performing assets ("NPA”) decreased by $2.7 million to $126.9 million; NPAs represent 0.67% of total assets  Allowance for credit losses (“ACL”) coverage ratio on loans and leases decreased by 8 basis points to 2.06%  Asset Quality  Total available liquidity sources of approximately $6.0 billion or 1.3x of uninsured deposits  Returned 100% of quarterly earnings to shareholders through common stock repurchases and the payment of dividends on common stock  On a non-GAAP basis, tangible book value per share increased to $8.81; tangible common equity ratio at 7.7%   Strong capital position with a Common Equity Tier-1 ratio of 15.8% in 2Q 2024  Liquidity and Capital  Profitability  Net income of $75.8 million ($0.46 per diluted share), compared to $73.5 million ($0.44 per diluted share) in 1Q 2024  Solid return on average assets (“ROAA”) of 1.61%, compared to 1.56% in 1Q 2024  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $113.1 million, compared to $110.5 million in 1Q 2024  Sustained expense management discipline resulting in efficiency ratio of 51.2% compared to 52.5% in 1Q 2024  4

1 First BanCorp

Franchise Highlights and Operating Environment

Key Highlights

1. ROAA: 1.61%
   Adj. ROACE[1]: 14.2%
2. CET1 Ratio: 15.8%
   ACL Coverage: 2.06%
3. 100% dividend and buyback payout ratio (2Q 2024)

Operating Environment

- Main market benefitting from an unprecedented level of federal support for reconstruction activities; close to $2.5 billion in reconstruction funds have been disbursed in 2024 (up 35% YoY)
- Strong labor market in main market; May 2024 unemployment rate at 5.8% vs 6.2% in May 2023
- Encouraging tourism trends; passenger activity through June 2024 at SJU up 10% YTD vs. prior year

Franchise Highlights

- Digital banking users up 2.8% linked quarter (13.2% vs. prior year)
- Over 40% of deposits captured through self-service and digital functionalities
- Published third annual *Corporate Sustainability Report*

Capital and Strategic Priorities

- Focus on thoughtful capital management that serves the long-term best interest of shareholders
- Leverage strong capital position to grow market share within core business segments, while safeguarding asset quality and sustaining profitability profile
- Advance the evolution of IT infrastructure and digital capabilities to support business growth

Positive Economic Backdrop

PR Economic Activity Index (EAI)[2]


YoY Change
119.8
-0.3%
109.9
-8.4%
117.0
-1.1%
118.9
-1.1%
121.5
+2.2%
122.6
+0.9%
128.9
+5.1%
125.1
+0.1%
1Q20 2Q20 3Q20 4Q20 4Q21 4Q22 4Q23 1Q24

PR Payroll Employment (Thousands)


Unemployment Rate (SA)
882.6
+9.1%
782.1
+8.7%
831.6
+8.4%
844.3
+9.2%
903.9
+7.1%
938.6
+6.0%
950.4
+5.6%
957.5
+5.8%
1Q20 2Q20 3Q20 4Q20 4Q21 4Q22 4Q23 1Q24

PR Disaster Relief Funds Disbursed Per Year[3]


As of May of each year ($ millions)
FEMA
HUD (CDBG)
Other
$863
$1,870
$2,517
2022
2023
2024
$1,941 (77%)
$478 (19%)
$98 (4%)

(1) Non-GAAP financial measure. Please refer to the calculation and management's reason for using this measure on slide 18 titled "Second Quarter 2024 - Use of Non-GAAP Financial Measures".
(2) Puerto Rico Economic Development Bank (EDB). (3) www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data. | YTD disbursements through May of each year

5

 Results of Operations

 Second Quarter 2024  Discussion of Results  2Q24 Adjusted Tangible Common Equity Ratio  2Q24 Adjusted Tangible Book Value per Share  2Q24 Adjusted ROACE  2Q24 TCE Ratio  AOCL Impact  Adj. TCE Ratio  2Q24 TBVPS  AOCL Impact  Adj. TBVPS  2Q24 ROACE  AOCL Impact  Adj. ROACE  (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using these measures on slides 17 and 18 titled “Second Quarter 2024 - Use of Non-GAAP Financial Measures”.  Income Statement and Selected Financial Data  Non-GAAP Reconciliation – Selected Data(1)  7

1 First BanCorp

Second Quarter 2024

Profitability Dynamics

Net Interest Income ($MM)


$199.8
$199.7
$196.7
$196.5
$199.6
4.23%
4.15%
4.14%
4.16%
4.22%
2Q23
3Q23
4Q23
1Q24
2Q24
Net Interest Income ($)
Net Interest Margin (GAAP %)

Cumulative Deposit Betas by Deposit Type[1]


75%
52%
14%
78%
57%
14%
81%
63%
14%
78%
68%
13%
78%
71%
14%
2Q23
3Q23
4Q23
1Q24
2Q24
IB Public Funds (PR)
Time Deposits (Ex. Brokered)
IB Deposits (Ex. Brokered CDs, Public Funds and Time Deposits)

Key Highlights

- Net interest income amounted to $199.6 million, an increase of $3.1 million vs. the prior quarter, mainly reflecting:
  - A $2.8 million increase in interest income on loans due to higher average loan balances and new refinancings at higher yields primarily within the commercial and construction loan portfolios and a $1.8 million increase in interest income on interest-bearing cash balances due to higher average balances
  - Partially offset by a $0.8 million decrease in income from securities and a $0.7 million net increase in interest expense on interest-bearing deposits
- Net interest margin increased during the quarter by 6 bps to 4.22%

Evolution of Loan Yields and Cost of Funds[2]


7.55%
7.67%
7.73%
7.79%
7.84%
6.32%
6.21%
6.13%
6.11%
6.15%
1.23%
1.46%
1.60%
1.68%
1.69%
2Q23
3Q23
4Q23
1Q24
2Q24
Loan Yields
Cost of Funds

[1] Cumulative deposit betas on interest-bearing deposits (based on end of quarter figures since 2Q22)
[2] Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding

8

 Second Quarter 2024  Profitability Dynamics  Non-Interest Expenses ($MM)  Non-interest expenses of $118.7 million, down $2.2 million vs. prior quarter; expenses for the second and first quarters of 2024 included an additional FDIC special assessment expense of $0.2 million and $0.9 million, respectively  Excluding the effect of the FDIC expense, adjusted non-interest expenses decreased by $1.5 million mainly due to:   A $2.0 million decrease in payroll expenses due to lower payroll taxes, stock-based compensation expense of retirement-eligible employees recorded during 1Q 2024, and a $2.3 million gain on the sale of a commercial real estate property in Puerto Rico during 2Q 2024  Partially offset by a $1.9 million increase in card processing expenses, mainly due to $1.3 million in card expense reimbursements recognized during 1Q 2024  Efficiency ratio was 51.2% compared to 52.5% in the prior quarter   Key Highlights  Non-Interest Income ($MM)  Key Highlights  Non-interest income of $32.0 million, compared to $34.0 million in prior quarter; the $2.0 million decrease includes:  A $2.7 million decrease in insurance commission income driven by the seasonal contingent commission of $3.2 million recorded in 1Q 2024 based on the prior year’s production of insurance policies  Partially offset by a $0.5 million increase in mortgage banking activities due to an increase in the net realized gain on sales of residential mortgage loans in the secondary market related to higher volume of sales and a $0.2 million net increase in the fair value of derivatives   -20  0  60  80  100  120  140  -$0.8  $59.4  2Q23  -$1.2  $61.3  2Q24  $61.5  -$0.1  $118.7  4Q23  $63.7  -$2.5  $71.1  $112.9  $116.6  -$0.1  $126.6  1Q24  3Q23  $120.9  Credit Related  Payroll Related  Other Operating Expenses  $2.9  2Q23  $2.8  3Q23  $2.1  4Q23  $2.9  1Q24  $36.3  $30.3  $33.6  $34.0  2Q24  $32.0  Other  Mortgage Banking  Service Charges on Deposits  9

 Second Quarter 2024  Asset Quality  Non-Performing Assets ($MM)  Decrease in NPAs was primarily attributed to a $7.2 million decrease in OREO balances due to the sale of a $5.3 million commercial real estate OREO property, partially offset by a $5.6 million net increase in nonaccrual commercial and construction loans   Inflows to nonaccrual loans held for investment were $44.0 million, a decrease of $2.8 million when compared to inflows of $46.8 million in the prior quarter, mostly related to decreases in inflows to nonaccrual consumer and residential mortgage loans of $8.7 million and $1.2 million, respectively, partially offset by a $7.1 million increase in inflows to nonaccrual commercial and construction loans driven by the inflow of a $16.5 million Puerto Rico commercial relationship in the food retail industry  Loans in early delinquency (i.e., 30-89 days past due accruing loans) amounted to $147.4 million, an increase of $13.7 million vs. 1Q 2024, mostly related to a $15.2 million increase in consumer loans, mainly in the auto loan portfolio  Total non-performing assets decreased by $2.7 million to $126.9 million or 0.67% of total assets  0.63%  2Q23  0.70%  3Q23  0.67%  4Q23  0.69%  1Q24  0.67%  2Q24  $121  $130  $126  $130  $127  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $2  2Q23  $2  3Q23  $2  4Q23  $1  1Q24  $5  2Q24  $121  $130  $126  $130  $127  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial  10

SECOND QUARTER 2024

ACL and Capital

Evolution of ACL ($MM) and ACL on Loans to Total Loans (%)



$155.0
$0.0
$0.0
$155.0
1.72%
$248.0
$4.0
$8.0
$236.0
2.61%
$280.8
$4.9
$8.8
$267.1
2.28%
$271.1
$4.8
$2.7
$263.6
2.21%
$269.2
$4.6
$2.7
$261.8
2.15%
$270.2
$4.9
$1.7
$263.6
2.14%
$260.9
$4.5
$1.8
$254.5
2.06%
2019
Day-1 CECL
2Q23
3Q23
4Q23
1Q24
2Q24
Off-BS Credit Exposure
Debt Securities
Loans
ACL on Loans/Loans

Capital Ratios (%)



19.2
16.6
16.6
10.7
7.0
18.8
16.4
16.4
10.6
6.7
18.6
16.1
16.1
10.8
7.7
18.4
15.9
15.9
10.7
7.6
18.2
15.8
15.8
10.6
7.7
2Q23
3Q23
4Q23
1Q24
2Q24
Total Risk-Based Capital
Tier-1 Common
Tangible Common
Tier-1 Capital
Leverage

Key Highlights

- The allowance for credit losses (ACL) on loans and leases was $254.5 million, a decrease of $9.1 million when compared to the prior quarter; the ratio of the ACL on loans and finance leases to total loans held for investment decreased to 2.06%
  - Most of the reduction was driven by a decrease of $10.6 million in the residential mortgage ACL due to updated historical loss experience used to determine the ACL estimate
- Net charge offs for the quarter were $21.0 million or 0.69% of average loans compared to $11.2 million or 0.37% of average loans in 1Q 2024 (which included the effect of $9.5 million in recoveries associated to sale of previously charged-off loans)

Key Highlights

- Total stockholders' equity increased by $11.7 million to $1.5 billion as of 2Q 2024 driven by net income generated during the quarter and a $10.6 million increase in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss
  - Partially offset by $50.0 million in common stock repurchases and $26.6 million in cash dividends declared during the quarter

11

 2Q 2024 Financial Results  Appendix and Non-GAAP Financial Measures

SECOND QUARTER 2024

Appendix - Balance Sheet Highlights

Loan Portfolio - $MM



Loans HFS
Commercial
Consumer
Construction
Residential
$11,734 $11,960 $12,193 $12,324 $12,396
$14 $9 $7 $12 $10
$5,267 $5,347 $5,491 $5,593 $5,678
$3,495 $3,588 $3,658 $3,680 $3,712
$164 $203 $215 $237 $186
$2,794 $2,813 $2,822 $2,802 $2,810
2Q23 3Q23 4Q23 1Q24 2Q24

Commercial Loan Portfolio Distribution - $MM



$5,678
CRE
$2,423 (43%)
C&I
$3,255 (57%)
2Q24
$3,255 (57%)
$56 (1%)
$439 (8%)
$1,928 (34%)
C&I
Office CRE (PR)
Office CRE (US)
Other CRE

Total Deposits (excluding Brokered CDs) - $MM



Public Funds
CDs & IRAs
Commercial
Retail
$16,456 $16,125 $15,773 $15,820 $15,904
$3,435 $3,262 $3,172 $3,245 $3,198
$2,387 $2,465 $2,545 $2,638 $2,707
$5,188 $5,147 $4,842 $4,868 $4,977
$5,446 $5,251 $5,214 $5,069 $5,022
2Q23 3Q23 4Q23 1Q24 2Q24

Loan Originations - $MM(1)



Consumer
Credit Cards
Residential
Construction
Commercial
$1,209 $1,298 $1,427 $1,201 $1,230
$328 $339 $320 $288 $299
$126 $123 $125 $114 $118
$115 $130 $102 $88 $122
$47 $46 $26 $47 $48
$593 $660 $854 $664 $643
2Q23 3Q23 4Q23 1Q24 2Q24

CRE Maturities < 12 Months ($MM)



Weighted Avg. Rate
7.0% 6.4% 6.6% 7.4% 6.2% 8.2%
$227 $148 $127 $29 $27 $16
Retail Hotel Office Other Multifamily Industrial

Composition of Deposit Portfolio vs. Available Liquidity - $MM(2)



$15,904
NIB
$5,406 (34%)
IB
$10,498 (66%)
2Q24
$8,179 (51%)
$4,527 (28%)
$3,198 (20%)
Insured
Uninsured
Public Funds
Cash & Equivalents
Free Liquid Securities
FHLB Availability
Fed Line
$4,527
Uninsured Deposits
$5,989
$586
$1,946
$968
$2,489
Available Liquidity

(1) Loan Originations include refinancing and renewals, as well as credit card utilization activity
(2) Uninsured deposits exclude public funds which are fully collateralized

13

Second Quarter 2024  Appendix - Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 2Q 2024, the Corporation had $316.7 million of direct exposure to the Puerto Rico government, its municipalities and public corporations, compared to $313.7 million as of 1Q 2024  83% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 2Q 2024, the Corporation had $2.7 billion of public sector deposits in Puerto Rico, compared to $2.8 billion as of 1Q 2024  Approximately 23% were from municipalities and municipal agencies in Puerto Rico and 77% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico  14

 Second Quarter 2024  Appendix - NPL Migration  15

 Second Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.  16

 Second Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance.  17

 Second Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Tangible Common Equity Ratio  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses on available-for-  sale debt securities.   Adjusted Tangible Book Value Per Share  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding.  Adjusted Return on Average Common Equity Ratio   Net income divided by adjusted average common equity, which is average total common equity, after exclusion of average net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss.  18

 19